Schedule of Other operating expenses (Details)	6 Months Ended
	Oct. 31, 2025 USD ($)	Oct. 31, 2025 SGD ($)	Oct. 31, 2024 SGD ($)
Other Income and Expenses [Abstract]
Marketing expenses	$ 7,600	$ 9,890	$ 30,841
Professional fees	447,344	582,100	317,947
Travelling expenses	20,428	26,582	71,063
Other expenses	117,177	152,473	126,337
Total other operating expenses	$ 592,549	$ 771,045	$ 546,188	[1]

[1]	Comparative amounts of S$72,914 were reclassified from costs of goods sold to employee benefits expenses (S$63,287) and other operating expenses (S$9,627) for consistency in presentation. Since the amounts were reclassification within costs of goods sold and operating expenses, the reclassification does not have any impact on the net loss.